UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 19, 2007

INTRICON CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-5005	23-1069060
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1260 Red Fox Road, Arden Hills, MN 55112

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (651) 636-9770

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 1.01. Entry into a Material Definitive Agreement

On April 19, 2007, IntriCon Corporation ("IntriCon") and TI Acquisition Corporation ("Buyer"), a wholly-owned subsidiary of IntriCon, entered into an Asset Purchase Agreement with Tibbetts Industries, Inc. ("Tibbetts") and certain of the principal shareholders of Tibbetts pursuant to which Buyer will purchase substantially all of the assets of Tibbetts, other than real estate, for a cash purchase price of $4.5 million, subject to a closing adjustment, and the assumption of certain liabilities.

The acquisition is expected to be completed in May 2007, subject to the receipt of Tibbetts' shareholder approval and the satisfaction of other customary closing conditions.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The following information is being provided pursuant to Item 7.01 of Form 8-K. Such information, including Exhibit 99.1 attached hereto, should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On April 20, 2007, the Company issued a press release announcing that, on April 19, 2007, the Company entered into an Asset Purchase Agreement to acquire substantially all of the assets of Tibbetts Industries, Inc. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

2.1

Asset Purchase Agreement by and among IntriCon Corporation, TI Acquisition Corporation Tibbetts Industries, Inc. and certain shareholders of Tibbetts Industries, Inc. dated April 19, 2007. A list of the schedules and exhibits to the Asset Purchase Agreement appears on page 4 of the Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

99.1	Press Release dated April 20, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IntriCon Corporation

	By:	/s/ Scott Longval
Date: April 23, 2007		Scott Longval Chief Financial Officer

Exhibit Index

2.1

Asset Purchase Agreement by and among IntriCon Corporation, TI Acquisition Corporation Tibbetts Industries, Inc. and certain shareholdersof Tibbetts Industries, Inc. dated April 19, 2007. A list of the schedules and exhibits to the Asset Purchase Agreement appears on page 4 of the Agreement. IntriCon will furnish to the Securities and Exchange Commission a copy of any omitted schedules or exhibits upon request.

99.1	Press Release dated April 20, 2007.